Fees Summary	Jun. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,961,040,000.00
Total Fee Amount	1,371,935.22
Total Offset Amount	0.00
Net Fee	$ 1,371,935.22